NEWS RELEASE

[WRIT GRAPHIC APPEARS HERE]

                    WASHINGTON REAL ESTATE INVESTMENT TRUST

CONTACT:                                        6110 Executive Boulevard                                 Listed: NYSE
Larry E. Finger                                         Suite 800                                 Trading Symbol: WRE
Senior V.P. - C.F.O.                            Rockville, Maryland 20852                       Newspaper Quote: WRIT
Direct Dial: (301) 255-0820                         Tel 301-984-9400                                     www.writ.com
E-Mail:  lfinger@writ.com                           Fax 301-984-9610

FOR IMMEDIATE RELEASE                                                                               FEBRUARY 22, 2000
PAGE 1 OF  7

                     WASHINGTON REAL ESTATE INVESTMENT TRUST
                       1999 FUNDS FROM OPERATIONS UP 12.6%

Washington Real Estate Investment Trust (WRIT) reported today that Funds From Operations (FFO) increased 12.6% to $55,982,000 for the year ended December 31, 1999 from $49,699,000 for the year ended December 31, 1998. FFO per share increased 12.9% to $1.57 in 1999 from $1.39 in 1998. FFO is the primary performance measure for the REIT industry.

Edmund B. Cronin, Jr., President and CEO, stated that "WRIT's solid FFO growth is due to the excellent performance of recent acquisitions, combined with the strong core portfolio net operating income increase of 6.8% for the year 1999." WRIT's core portfolio excludes properties not owned for the entirety of the comparative periods.

WRIT's streak of 34 consecutive years of increased earnings per share and 27 consecutive years of increased FFO per share growth spans 4 recessions. WRIT's dividends have increased every year for 29 consecutive years. During these 29 years, WRIT's dividends have increased 34 times, a record unmatched by any other publicly traded real estate investment trust.

WRIT is a self-administered, self-managed, equity real estate investment trust investing in income-producing properties in the greater Washington-Baltimore region. The Trust owns a diversified portfolio of 57 properties consisting of 12 retail centers, 21 office properties, 9 apartment properties and 15 industrial/flex properties.

WRIT's shares are publicly traded on the New York Stock Exchange (symbol: WRE).

CERTAIN STATEMENTS IN THIS PRESS RELEASE ARE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS THAT MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY. SUCH RISKS, UNCERTAINTIES AND OTHER FACTORS INCLUDE, BUT ARE NOT LIMITED TO, FLUCTUATIONS IN INTEREST RATES, AVAILABILITY OF RAW MATERIALS AND LABOR COSTS, LEVELS OF COMPETITION, THE EFFECT OF GOVERNMENT REGULATION, THE AVAILABILITY OF CAPITAL, WEATHER CONDITIONS AND CHANGES IN GENERAL ECONOMIC CONDITIONS.

                                    CONTINUED


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FOR IMMEDIATE RELEASE                                          FEBRUARY 22, 2000
PAGE 2 OF 7
                     WASHINGTON REAL ESTATE INVESTMENT TRUST
                              FINANCIAL HIGHLIGHTS
                      (IN THOUSANDS EXCEPT PER SHARE DATA)

                                                QUARTER ENDED DECEMBER 31,    TWELVE MONTHS ENDED DECEMBER 31,
OPERATING RESULTS                                     1999            1998            1999            1998
-------------------------------------------   ------------    ------------    ------------    ------------
Real estate rental revenue                    $     32,891    $     27,440    $    118,975    $    103,597
Real estate expenses                                (9,196)         (7,884)        (35,281)        (31,114)
                                              ------------    ------------    ------------    ------------
                                                    23,695          19,556          83,694          72,483
Real estate depreciation and amortization           (5,690)         (4,127)        (19,590)        (15,399)
                                              ------------    ------------    ------------    ------------
INCOME FROM REAL ESTATE                       $     18,005    $     15,429    $     64,104    $     57,084

Other income                                           210             168             732             880
Interest expense                                    (6,200)         (4,622)        (22,271)        (17,106)
General and administrative                          (1,663)         (1,895)         (6,173)         (6,558)
                                              ------------    ------------    ------------    ------------

INCOME BEFORE GAIN ON SALE OF REAL ESTATE     $     10,352    $      9,080    $     36,392    $     34,300
                                              ------------    ------------    ------------    ------------

Gain on sale of real estate                           --               838           7,909           6,764

NET INCOME                                    $     10,352    $      9,918    $     44,301    $     41,064
                                              ============    ============    ============    ============

INCOME BEFORE GAIN ON REAL ESTATE PER SHARE
(BASIC)                                       $       0.29    $       0.25    $       1.02    $       0.96
                                              ============    ============    ============    ============
INCOME BEFORE GAIN ON REAL ESTATE PER SHARE
(DILUTED)                                     $       0.29    $       0.25    $       1.02    $       0.96
                                              ============    ============    ============    ============

NET INCOME PER SHARE (BASIC)                  $       0.29    $       0.28    $       1.24    $       1.15
                                              ============    ============    ============    ============
NET INCOME PER SHARE (DILUTED)                $       0.29    $       0.28    $       1.24    $       1.15
                                              ============    ============    ============    ============

Income before gain on sale of real            $     10,352    $      9,080    $     36,392    $     34,300
estate
Real estate depreciation and                         5,690           4,127          19,590          15,399
amortization
                                              ------------    ------------    ------------    ------------

FUNDS FROM OPERATIONS                         $     16,042    $     13,207    $     55,982    $     49,699
                                              ============    ============    ============    ============

FUNDS FROM OPERATIONS PER SHARE (BASIC)       $       .045    $       0.37    $       1.57    $       1.39
                                              ============    ============    ============    ============
FUNDS FROM OPERATIONS PER SHARE
(DILUTED)                                     $       0.45    $       0.37    $       1.57    $       1.39
                                              ============    ============    ============    ============

DIVIDENDS PAID PER SHARE                      $     0.2925    $       0.28    $     1.1575    $       1.11
                                              ============    ============    ============    ============

Weighted average shares outstanding             35,721,494      35,692,042      35,713,945      35,688,334
Fully diluted weighted average shares           35,722,991      35,723,685      35,722,602      35,714,470
outstanding

                                              AS OF               AS OF
BALANCE SHEET DATA                         DEC. 31, 1999      DEC. 31, 1998
------------------                      ------------------  -------------------
Cash and temporary investments                      $4,716               $4,595
Real estate assets, at cost (1)                    661,870              598,874
Total assets, at cost (1)                          692,054              627,008
Lines of credit payable                             33,000               44,000
Mortgage note payable                               87,038               28,913
Notes payable                                      210,000              210,000
Total liabilities                                  349,769              303,447
Shareholders' equity                               257,189              253,733
Shareholders' equity, at cost (1)                  340,763              322,034

(1) At cost means adding back accumulated depreciation.

WASHINGTON REAL ESTATE INVESTMENT TRUST
Q4 1999 SUPPLEMENTAL DISCLOSURES
PAGE 3 OF 7


FFO PER SHARE GROWTH AVERAGES 24% > INDUSTRY AVERAGE OVER LAST 5 QUARTERS

As reflected in the following graph WRIT's FFO per share growth, as compared to the corresponding quarter in the preceding calendar year, continues to significantly outperform the industry.

[COMPARISON BAR GRAPH APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

                    Q4 1998        Q1 1999        Q2 1999        Q3 1999        Q4 1999       Average

WRIT                 13.7%           5.9%           11.7%          11.8%          13.6%         11.3%

REIT Industry*       11.1%           8.9%            8.3%           7.8%           9.5%          9.1%


*REIT Industry data for Q4 1998 - Q3 1999 is actual FFO per share growth per DLJ Equity REIT Research. Estimate for REIT Industry Q4 1999 FFO Per Share growth is per PaineWebber Incorporated.

**WRIT growth is shown excluding accounting change to straight-line rents.

CORE PORTFOLIO OPERATING INCOME (NOI) GROWTH, RENTAL RATE GROWTH, NET REVENUE GROWTH INCREASE BY SECTOR - Q4 1999 VS. Q4 1998

                                                                                                   OPERATING
                                                     RENTAL RATE            NET REVENUE             EXPENSE
   SECTOR                          NOI GROWTH           GROWTH                GROWTH          INCREASE (DECREASE)
   ------                          ----------           ------                ------          -------------------
Apartments                           9.7%                3.7%                  6.4%                   -2.5%
Office Buildings                     8.6%                7.4%                  6.2%                    1.2%
Retail Centers                       3.2%                2.5%                  2.5%                   -4.5%
Industrial/Flex Centers              5.7%                4.5%                  7.5%                    3.0%
                                     ----                ----                  ----                    ----

OVERALL CORE PORTFOLIO               7.4%                5.4%                  5.8%                   -0.3%

                                    CONTINUED



WASHINGTON REAL ESTATE INVESTMENT TRUST
Q4 1999 SUPPLEMENTAL DISCLOSURES
PAGE 4 OF 7

CORE PORTFOLIO & OVERALL OCCUPANCY LEVELS BY SECTOR
---------------------------------------------------
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
                                                   CORE PORTFOLIO                       ALL PROPERTIES
                                         --------------------------------------------------------------------------
                                              4TH QTR           4TH QTR           4TH QTR            4TH QTR
SECTOR                                          1999             1998              1999                1998
------                                          ----             ----              ----                ----
Apartments                                     97.6%             94.9%             97.2%              95.2%
Office Buildings                               96.5%             97.7%             96.7%              97.7%
Retail Centers                                 95.2%             95.2%             93.5%              93.9%
Industrial/Flex Centers                        93.5%             90.5%             94.6%              91.9%
                                               -----             -----             -----              -----

OVERALL PORTFOLIO                              96.3%             95.9%             96.1%              95.8%

CORE PORTFOLIO NOI GROWTH HAS AVERAGED 44% > INDUSTRY OVER LAST 5 QUARTERS
--------------------------------------------------------------------------

As reflected in the following graph WRIT's core portfolio NOI growth, as compared to the corresponding quarter in the preceding calendar year, continues to significantly outperform the industry.


[COMPARISON BAR GRAPH APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

                    Q4 1998        Q1 1999        Q2 1999        Q3 1999        Q4 1999       Average

WRIT                 12.0%           4.3%            8.6%           6.8%           7.4%          7.8%

REIT Industry*        5.4%           5.5%            5.3%           5.4%           N/A           5.4%

*REIT Industry Same Store NOI growth data is per PaineWebber Incorporated.
 Q4 1999 Industry data is not yet available.
**WRIT growth is shown excluding accounting change to straight-line rents.

4TH QUARTER CAPITAL IMPROVEMENTS SUMMARY

During Q4 1999, WRIT invested $3.5 million in real estate capital improvements. A breakdown of these improvements is as follows (in 000's):

   Accretive Capital Improvements
         Acquisition Related                  $1,706
         Expansions & Major Renovations          142
         Tenant Improvements                     714
                                             -------
   Total Accretive Capital Improvements        2,562
         Recurring Capital Improvements          972
                                            --------
   Total Capital Improvements                 $3,534


                                    CONTINUED

WASHINGTON REAL ESTATE INVESTMENT TRUST
Q4 1999 SUPPLEMENTAL DISCLOSURES
PAGE 5 OF 7

Q4 1999 COMMERCIAL LEASING ACTIVITY - 495,000 SF LEASED AT AVG. 11.9% RENT INCREASE

In Q4 1999, WRIT executed leases for 495,000 square feet of commercial space at a weighted average increase of 11.9% over the prior rent in place on a cash, i.e., non-straight lined basis. Details by sector are as follows:
      ------------------------

                                            PREVIOUS                 NEW
SECTOR                     SQUARE FEET      FACE RENT             FACE RENT         $ INCREASE         % INCREASE
------                     -----------      ---------             ---------         ----------         ----------

Office                         302,880             $20.25           $ 23.27             $ 3.02              14.9%
Retail                          66,748              22.90             23.82                .92               4.0%
Industrial/Flex                124,990               6.05              6.21                .16               2.7%
                               -------               ----              ----                ---              -----

OVERALL                        494,618             $17.02            $19.04             $ 2.02              11.9%

                                AVG TERM              AVERAGE
SECTOR                           (YEARS)            TENANT IMP./SF
------                           -------            --------------

Office                             3.6                   $3.75
Retail                             3.9                     .07
Industrial/Flex                    2.8                    1.06
                                   ---                    ----

OVERALL                            3.4                   $2.57

1999 COMMERCIAL LEASING ACTIVITY - 1.3 MILLION SF LEASED AT AVG. 15.4% RENT INCREASE

In 1999, WRIT executed leases for 1,299,000 square feet of commercial space at a weighted average increase of 15.4% over the prior rent in place on a cash, i.e., non-straight lined basis. Details by sector are as follows:
------------------------

                                            PREVIOUS                 NEW
SECTOR                     SQUARE FEET      FACE RENT             FACE RENT         $ INCREASE         % INCREASE
------                     -----------      ---------             ---------         ----------         ----------

Office                         645,373            $ 19.60           $ 23.10             $ 3.50              17.9%
Retail                         207,324              15.07             16.74               1.67              11.1%
Industrial/Flex                446,121               5.53              6.03                .50               9.0%
                               -------               ----              ----                ---               ----

OVERALL                      1,298,818            $ 14.05           $ 16.22             $ 2.17              15.4%

                                AVG TERM              AVERAGE
SECTOR                           (YEARS)            TENANT IMP./SF
                                 -------            --------------
Office                             3.8                   $4.58
Retail                             5.1                     .69
Industrial/Flex                    3.3                     .54
                                   ---                     ---

OVERALL                            3.8                   $2.57


                                    CONTINUED

WASHINGTON REAL ESTATE INVESTMENT TRUST
Q4 1999 SUPPLEMENTAL DISCLOSURES
PAGE 6 OF 7


NORTHERN VIRGINIA INDUSTRIAL PARK UPDATE
----------------------------------------

On May 22, 1998 WRIT acquired the 790,000 square foot Northern Virginia Industrial Park (NVIP). At acquisition, the property was 83% leased at an average per square foot rent of $4.25 NNN. Upon acquisition, WRIT reported that the property had been under-managed and that the market vacancy rate was approximately 1/2 the project vacancy rate. In addition, WRIT indicated that market rents for the property, in a well managed condition, would range from $5.00 to $5.50 NNN, depending on the interior office build-out of the various spaces.

As of December 31, 1999, i.e., in the 19 months since acquisition, WRIT has executed leases for 372,000 square feet at a weighted average $5.23 NNN psf. This average rent is 23% above the average rent in the park at acquisition.

As of the date hereof, NVIP is over 91% leased and WRIT anticipates lease transactions currently under negotiation will result in NVIP being over 95% leased by March, 2000.

Q4 1999 ACQUISITIONS
--------------------

PARKLAWN PLAZA OFFICE BUILDING - a 40,000 square foot office building in Rockville, Maryland was acquired for $4.68 million, cash on November 30, 1999. The four-story building was 100% leased at acquisition. At a purchase price of $118 per square foot, Parklawn Plaza was acquired at a substantial discount to replacement cost.

Parklawn Plaza is anticipated to produce a first year cash return on investment
(ROI) of 10.6%. This first year ROI is anticipated to grow by over 6% per year over the following two years as leases for approximately 18% of the square footage in the property will expire by 12/31/2001 at rents averaging more than 18% below current market rents.

Parklawn Plaza is located directly across Parklawn Drive from WRIT's Saratoga, Lexington and Brandywine office buildings as well as WRIT's Charleston Business Center, an industrial/flex property. WRIT's total presence in the Parklawn Drive submarket is over 250,000 square feet. This strong market position will give WRIT significant synergistic leasing opportunities to accommodate the changing needs of the more than 70 tenants in these properties.



                                    CONTINUED

WASHINGTON REAL ESTATE INVESTMENT TRUST
Q4 1999 SUPPLEMENTAL DISCLOSURES
PAGE 7 OF 7


12/31/99 DEBT SUMMARY

At December 31, 1999, WRIT's debt was as follows (in $millions):

                                            Average             Average
                         Amount         Maturity (Yrs)      Interest Rate
                         ------         --------------      -------------

Secured                $  87.0                7.8                 7.5%

Senior Notes & MTNs    $ 210.0               11.5                 7.2%
                        --------------------------------------------------

Subtotal               $ 297.0               10.4                 7.3%
Lines of Credit        $  33.0                2.3                 6.5%
                       ---------------------------------------------------

Total Debt             $ 330.0                9.6                 7.2%


*WRIT's Lines of Credit total $75 million of capacity at LIBOR+ 70bp.

No more than $60 million of debt matures in any one year and less than $1 million matures in each year until 2003.

                                       END